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                                                                      Exhibit 10



                                                       [AFC Funding Corporation]

               SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


         This SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment"), dated as of August 15, 1997, is among AFC Funding Corporation, an Indiana corporation ("Seller"), Automotive Finance Corporation, an Indiana corporation ("AFC"), POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION, a Delaware Corporation ("Purchaser"), and NESBITT BURNS SECURITIES, INC., a Delaware Corporation, as Agent for Purchaser (in such capacity, "Agent").

                                    RECITALS

         1. Seller, AFC, Purchaser and Agent are parties to the Receivables Purchase Agreement, dated as of December 31, 1996, as amended (the "Agreement"), pursuant to which Purchaser has agreed to purchase undivided percentage ownership interests with regard to the Participation (such term, and the other capitalized terms used in this Amendment without definition, having the meanings assigned to such terms in the Agreement) from Seller from time to time.

         2. Seller has requested Purchaser and Agent to amend specified terms of the Agreement to increase the maximum Purchase Limit, and Purchaser and Agent, on the basis of their independent credit review and other such factors as they consider appropriate, are willing to amend such terms.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1.        Amendment to the Agreement.
                           --------------------------

         1.1 The definition of "Purchase Limit" in Exhibit I to the Agreement is hereby amended by substituting "$225,000,000" for "$100,000,000" where the latter appears in that definition.

         SECTION 2.        Conditions to Effectiveness.
                           ---------------------------

         2.1 This Amendment shall become effective on the date hereof, provided that (i) each of the parties hereto (or, in the case of Purchaser, Agent on its behalf) shall have received counterparts of this Amendment executed by each of the other parties hereto (including facsimile signature pages), (ii) the Surety Bond Provider shall have acknowledged and accepted this Amendment as required by
Section 4.04 of the Insurance Agreement and (iii) each of the Rating Agencies shall have acknowledged that this Amendment


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shall not result in a downgrade or withdrawal of the ratings of the Commercial
Paper.

         2.2 The delivery to any Rating Agency of an executed copy of this Amendment shall constitute conclusive evidence that Sections 2.1(i) and (ii) shall have been satisfied.

         SECTION 3.        Effect  of  Amendment;   Ratification.   Except  as
specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without regard to any otherwise applicable conflict of laws principles.

         SECTION 6. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

                         [Signatures begin on next page]


                                     - 2 -

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         IN WITNESS WHEREOF,  the parties have executed this Amendment as of the date first written above.

                                AFC FUNDING CORPORATION


                                By:  /s/ Jeffrey K. Harty
                                     ---------------------
                                     Name:
                                     Title:


                                AUTOMOTIVE FINANCE CORPORATION


                                By:  /s/ Jeffrey K. Harty
                                     ---------------------
                                     Name:
                                     Title:


                                POOLED ACCOUNTS RECEIVABLE CAPITAL
                                CORPORATION


                                By:  /s/ Dwight Jenkins
                                     ---------------------
                                     Name: Dwight Jenkins
                                     Title: Vice President


                                NESBITT BURNS SECURITIES, INC., as Agent


                                By:  /s/ Jeffrey J. Phillips
                                     ------------------------
                                     Name: Jeffrey J. Phillips
                                     Title: Managing Director


                                By:  /s/ Thomas C. Wright
                                     ---------------------
                                     Name: Thomas C. Wright
                                     Title: Sr. Executive Vice President



Acknowledged and Accepted
this    day of August, 1997

CAPITAL MARKETS ASSURANCE CORPORATION


By:  /s/ Steve Cooke
     -----------------
     Name: Steve Cooke
     Title: VP